Klinger Advanced Aesthetics, Inc.

(formerly Advanced Aesthetics, Inc.)

501 Madison Avenue

New York, NY 10022

June 21, 2006

The Johns Hopkins Health System Corporation

The Johns Hopkins University

901 South Bend Street, Suite 550

Baltimore, MD 21231

Re:	Services and Licensing Agreement

Gentlemen:

This letter will confirm our agreement to extend the period by which we are required to satisfy the “Conditions Precedent” pursuant to Section 5(b) of our Services and Licensing Agreement (the “Agreement”) dated December 8, 2004, from June 30, 2006 until September 30, 2006. All other terms and provisions of the Agreement remain unchanged and in full force and effect.

Please indicate your agreement by signing this letter below and returning a copy to us.

Very truly yours,

KLINGER ADVANCED AESTHETICS, INC.

By: /s/ Andrew Lipman

Name: Andrew Lipman
Title: VP

AGREED:

THE JOHNS HOPKINS HEALTH SYSTEM CORPORATION.

By:	/s/ Richard A. Grossi
Name: Richard A. Grossi
Title:	VP/CFO - JHM

THE JOHNS HOPKINS UNIVERSITY

By:	/s/ Richard A. Grossi
Name: Richard A. Grossi
	Title:	VP/CFO - JHM